SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) March 5, 2001


                          The Network Connection, Inc.
             (Exact Name of Registrant as specified in its charter)


        Georgia                        1-13760                   58-1712432
(State or other jurisdiction         (Commission                (IRS Employer
    of incorporation)                File Number)            Identification No.)


The Belgravia, 1811 Chestnut Street, Suite 110, Philadelphia, PA        19103
          (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code (215) 832-1046


          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THIS REPORT

2. DISPOSITION OF ASSETS

     On March 7, 2001, The Network Connection, Inc., a Georgia corporation ("Registrant"), announced that it had re-evaluated certain aspects of its business and would be focusing its efforts on the operations of TNCi UK Ltd., a company incorporated under the laws of England and Wales ("TNCi UK"), and discontinuing and suspending its domestic operations. As explained in the Current Report on Form 8-K filed on March 7, 2001, the Registrant has discontinued its education and corporate training operations, suspended its hotel operations and is focusing on train operations.

     In connection with this discontinuance and suspension of domestic operations, the Registrant has determined it necessary to write off all of the intangible assets on its balance sheet, which consisted of goodwill and certain intellectual property. The amount to be written off is approximately $5.8 million. In addition, based on the impairment of certain fixed assets of the Registrant, consisting primarily of installed interactive entertainment systems at hotel properties, resulting from the determination to suspend hotel operations, the Registrant has written down the value of these assets as reflected on its balance sheet by approximately $3.3 million.

     On March 2, 2001, TNCi UK's English directors provided a letter to TNCi's Chairman expressing their concerns regarding the solvency of TNCi UK, and explaining that under English law statutory directors can be personally and criminally liable for operating a company that is insolvent, i.e., that such directors have an obligation to put an entity the solvency of which is questionable into a voluntary dissolution. The letter explained that unless funding was received by March 9, 2001, they were going to put TNCi UK into receivership.

     The Registrant and Global Technologies, Ltd., a Delaware corporation ("Global"), have been pursuing capital from many third party sources to finance the operations of TNCi UK. These efforts included retaining Dawnay Day Corporate Finance Limited ("Dawnay Day"), a reputable London-based investment bank, to find investors for TNCi UK. After an extensive search and repeated reductions of TNCi UK's valuation, Dawnay Day has been unable to secure an investment.

     To permit TNCi UK to fund ongoing operations and avoid insolvency and receivership, on March 9, 2001, TNCi UK issued 600 cumulative redeemable preferred shares (the "Preferred Shares") to Global, which currently owns approximately 70% of the Registrant. Global has committed to pay $600,000 for the Preferred Shares, $50,000 of which was paid to TNCi UK through March 15, 2001. The remainder of the purchase price is evidenced by a 9% note payable over the next 150 days. The Preferred Shares issued to Global represent 60% of the outstanding voting equity securities of TNCi UK. The Registrant now holds the remaining 40% of the outstanding voting equity securities of TNCi UK through its ownership of ordinary shares.

     The Preferred Shares have a 9% cumulative dividend payable in cash or in-kind, and each Preferred Share has a liquidation preference and redemption price of $1,000, is convertible into one ordinary share and votes as if it were an ordinary share. The Preferred Shares have customary anti-dilution protection.

     Prior to this transaction, TNCi UK was a wholly owned subsidiary of the Registrant. In connection with the transaction, the Registrant converted approximately $1.4 million (as of February 28, 2001) of inter-company advances to TNCi UK into equity. Subsequently, the Registrant wrote down the value of its investment in TNCi UK by approximately $900,000 to reflect its 40% net equity interest in TNCi UK.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Listed below are certain financial statements, pro forma financial information and exhibits filed as part of this Report on Form 8-K:

     a.   FINANCIAL STATEMENTS:

          None.

     b.   PRO FORMA FINANCIAL INFORMATION:

                   THE NETWORK CONNECTION INC. AND SUBSIDIARY
                         PRO FORMA FINANCIAL INFORMATION

The following pro forma unaudited financial information presents the Registrant's pro forma condensed consolidated balance sheet as of December 31, 2000 and the Registrant's pro forma condensed consolidated statements of operations for the fiscal year ended June 30, 2000 and the six months ended December 31, 2000. The pro forma unaudited financial information gives effect to
(i) the discontinuance and suspension of domestic operations of the Registrant, including the write off of all the intangible assets on its balance sheet, consisting of goodwill and certain intellectual property, and the impairment of certain fixed assets, consisting primarily of installed interactive entertainment systems at hotel properties, (ii) the conversion of approximately $1.4 million (as of February 28, 2001) of the Registrant's inter-company advances to TNCi UK into equity representing 40% of the equity of TNCi UK, and
(iii) the acquisition of 600 cumulative redeemable preference shares of TNCi UK by Global representing 60% of the equity of TNCi UK. The pro forma adjustments were recorded as if they had occurred, for purposes of the pro forma unaudited condensed consolidated balance sheet, as of December 31, 2000 and, for purposes of the pro forma unaudited condensed consolidated statements of operations, as of the beginning of the respective periods presented.

This pro forma unaudited financial information does not purport to represent what the Registrant's actual financial position and operating results would have been had such events actually occurred on the aforementioned dates. The pro forma unaudited financial information also does not purport to serve as a forecast of the Registrant's financial position or results of operations for any future periods.

The pro forma adjustments are based upon currently available information that management believes is reasonable in the circumstances. This pro forma financial information should be read in conjunction with the Registrant's audited consolidated financial statements as of and for the fiscal year ended June 30, 2000 and the unaudited condensed consolidated financial statements as of and for the six months ended December 31, 2000 appearing in the Registrant's form 10-QSB for the quarter then ended.

                   THE NETWORK CONNECTION, INC. AND SUBSIDIARY
                 Pro Forma Condensed Consolidated Balance Sheet
                             as of December 31, 2000
                                   (Unaudited)

                                                                                         PRO FORMA
                                                                    AS REPORTED         ADJUSTMENTS             PRO FORMA
                                                                   -------------       -------------          -------------
                                     ASSETS
Current assets:
  Cash and cash equivalents                                        $      13,720       $          --          $      13,720
  Accounts receivable                                                     99,512                  --                 99,512
  Prepaid expenses                                                       119,399                  --                119,399
  Other current assets                                                   750,075             (18,097)(3)            731,978
                                                                   -------------       -------------          -------------
      Total current assets                                               982,706             (18,097)               964,609

Property and equipment, net                                            6,876,953          (3,344,897)(1)          2,997,954
                                                                                            (534,102)(3)                 --
Intangibles, net                                                       5,833,615          (5,833,615)(2)                 --
Investment in Affiliate                                                                    1,136,556 (3)            235,870
                                                                                            (900,686)(4)                 --
Other assets                                                             146,512                  --                146,512
                                                                   -------------       -------------          -------------

      Total assets                                                 $  13,839,786       $  (9,494,841)         $   4,344,945
                                                                   =============       =============          =============

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                     6,762,655            (403,801)(3)          6,358,854
  Accrued liabilities                                                  2,067,443            (158,722)(3)          1,908,721
  Dividends payable                                                      224,659                  --                224,659
  Advances from related parties                                          781,672                  --                781,672
  Notes payable                                                          551,753                  --                551,753
  Notes payable to related parties                                     1,050,000                  --              1,050,000
                                                                   -------------       -------------          -------------
      Total current liabilities                                       11,438,182            (562,523)            10,875,659

Notes payable to related parties                                       4,120,000                  --              4,120,000
                                                                   -------------       -------------          -------------
      Total liabilities                                               15,558,182            (562,523)            14,995,659
                                                                   -------------       -------------          -------------
Stockholders' equity (deficiency) :
  Series B preferred stock                                                    15                  --                     15
  Series D preferred stock                                                16,690                  --                 16,690
  Series E preferred stock                                                     1                  --                      1
  Common stock                                                            21,434                  --                 21,434
  Additional paid-in capital                                         107,163,458                  --            107,163,458
  Loss on foreign currency translation                                   (25,834)             25,834(3)                  --
  Accumulated deficit                                               (108,894,160)         (9,178,512)(1)(2)    (117,852,312)
                                                                              --           1,121,046(3)                  --
                                                                              --            (900,686)(4)                 --
                                                                   -------------       -------------          -------------
      Total stockholders' equity (deficiency)                         (1,718,396)         (8,932,318)           (10,650,714)
                                                                   -------------       -------------          -------------

      Total liabilities and stockholders' equity (deficiency)      $  13,839,786       $  (9,494,841)         $   4,344,945
                                                                   =============       =============          =============

             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 2000


1) To record the write down of equipment, primarily interactive entertainment systems installed at hotel properties, to net realizable value.

2)   To record the write-off of intangible assets, primarily goodwill.

3) To record the investment in TNCi UK under the equity method of accounting (reflecting the Registrant's less than 50% ownership). The pro forma adjustments eliminate the assets, liabilities and accumulated deficit of TNCi UK, which the Registrant had consolidated as of December 31, 2000. The Registrant's inter-company advance of $1.1 million as of December 31, 2000 was reclassified as an investment in TNCi UK.

4) To record the write down in the value of the TNCi UK investment to reflect the value of the Registrant's 40% net equity after the pro forma adjustments.

                   THE NETWORK CONNECTION, INC. AND SUBSIDIARY
        Pro Forma Condensed Consolidated Statement of Operations for the
                         fiscal year ended June 30, 2000

                                                                             PRO FORMA
                                                         AS REPORTED        ADJUSTMENTS         PRO FORMA
                                                        ------------       ------------       ------------
Revenue:
  Equipment sales                                       $  6,983,787       $         --       $  6,983,787
  Service income                                             107,873                 --            107,873
                                                        ------------       ------------       ------------
                                                           7,091,660                 --          7,091,660
                                                        ------------       ------------       ------------
Costs and expenses:
  Cost of equipment sales                                  4,867,519                 --          4,867,519
  Cost of service income                                      61,978                 --             61,978
  General and administrative expenses                     10,833,036           (571,267)(2)     10,098,754
                                                                               (163,015)(3)
  Special charges                                          2,156,205                 --          2,156,205
  Amortization of intangibles                                912,553           (912,553)(3)             --
  Loss on impairment of assets                                    --          9,937,739(1)       9,937,739
                                                        ------------       ------------       ------------
                                                          18,831,291          8,290,904         27,122,195
                                                        ------------       ------------       ------------

      Operating loss                                     (11,739,631)        (8,290,904)       (20,030,535)

Other:
  Interest expense                                        (4,602,183)                --         (4,602,183)
  Interest income                                            109,001                 --            109,001
  Other expense                                              (19,386)                --            (19,386)
  Loss on investment in affiliate                                 --           (423,100)(4)       (423,100)
  Equity in loss of non-consolidated affiliates                   --           (228,507)(2)       (228,507)
                                                        ------------       ------------       ------------

      Net Loss                                           (16,252,199)        (8,942,511)       (25,194,710)

Cummulative dividend on preferred stock                     (120,000)                --           (120,000)
                                                        ------------       ------------       ------------

Net loss available to common stockholders                (16,372,199)        (8,942,511)       (25,314,710)
                                                        ============       ============       ============
Basic and diluted net loss per common share                    (1.71)                                (2.64)
                                                        ============                          ============
Weighted average number of shares outstanding              9,600,322                             9,600,322
                                                        ============                          ============

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE FISCAL YEAR ENDED JUNE 30, 2000


1) To record the impairment losses on the write down of equipment, primarily interactive entertainment systems installed at hotel properties, and the write-off of intangible assets, primarily goodwill.

2) To record the investment in TNCi UK under the equity method of accounting (reflecting the Registrant's less than 50% ownership). The pro forma adjustments eliminate the expenses of TNCi UK, which the Registrant had consolidated for the fiscal year, and record the Registrant's portion of TNCi UK's loss for the period.

3) To eliminate the depreciation and amortization expenses associated with the equipment write down and the intangible asset write-off.

4) To record the write down in the value of the TNCi UK investment to reflect the value of the Registrant's 40% net equity after the pro forma adjustments.

                   THE NETWORK CONNECTION, INC. AND SUBSIDIARY
            Pro Forma Condensed Consolidated Statement of Operations
                   for the six months ended December 31, 2000
                                   (Unaudited)

                                                                               PRO FORMA
                                                           AS REPORTED        ADJUSTMENTS           PRO FORMA
                                                          ------------       ------------         ------------
Revenue:
  Equipment sales                                         $     59,186       $         --         $     59,186
  Service income                                                36,459                 --               36,459
                                                          ------------       ------------         ------------
                                                                95,645                 --               95,645
                                                          ------------       ------------         ------------
Costs and expenses:
   Cost of equipment sales                                      43,632                 --               43,632
   Cost of service income                                      133,249                 --              133,249
   General and administrative expenses                       7,533,425           (555,009)(2)        6,822,239
                                                                    --           (156,177)(3)               --
   Amortization of intangibles                                 864,342           (864,342)(3)               --
   Loss on impairment of assets                                     --         10,199,030 (1)       10,199,030
                                                          ------------       ------------         ------------
                                                             8,574,648          8,623,503           17,198,151
                                                          ------------       ------------         ------------
      Operating loss                                        (8,479,003)        (8,623,503)         (17,102,506)

Other:
  Interest expense                                          (2,464,711)                --           (2,464,711)
  Interest income                                               18,152                 --               18,152
  Other income                                                   7,578                 --                7,578
  Gain on legal settlement                                   1,336,563                 --            1,336,563
  Loss on investment in affiliate                                   --           (900,686)(4)         (900,686)
  Equity in loss of non-consolidated affiliates                     --           (222,004)(2)         (222,004)
                                                          ------------       ------------         ------------

      Net Loss                                              (9,581,421)        (9,746,192)         (19,327,613)

Cummulative dividend on preferred stock                        (84,659)                --              (84,659)

Beneficial conversion on preferred stock                      (173,469)                --             (173,469)
                                                          ------------       ------------         ------------

Net loss available to common stockholders                   (9,839,549)        (9,746,192)         (19,585,741)
                                                          ============       ============         ============
Basic and diluted net loss per common share                      (0.51)                                  (1.01)
                                                          ============                            ============
Weighted average number of shares outstanding               19,354,373                              19,354,373
                                                          ============                            ============

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2000


1) To record the impairment losses on the write down of equipment, primarily interactive entertainment systems installed at hotel properties, and the write-off of intangible assets, primarily goodwill.

2) To record the investment in TNCi UK under the equity method of accounting (reflecting the Registrant's less than 50% ownership). The pro forma adjustments eliminate the expenses of TNCI UK, which the Registrant had consolidated for the fiscal year, and record the Registrant's portion of TNCi UK's loss for the period.

3) To eliminate the depreciation and amortization expenses associated with the equipment write down and the intangible asset write-off

4) To record the write down in the value of the TNCi UK investment to reflect the value of the Registrant's 40% net equity after the pro forma adjustments.


     c. EXHIBITS:

        2.1    Articles of Association of TNCi UK LIMITED.

        2.2    Application for Shares.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE NETWORK CONNECTION, INC.



Dated:  March 20, 2001                  By: /s/ Irwin L. Gross
                                           -------------------------------------
                                           Name: Irwin L. Gross
                                           Title: Chairman and Chief Executivep
                                                  Officer

                                Index to Exhibits

         No.                       Description
         ---                       -----------

         2.1      Articles of Association of TNCI UK LIMITED.*

         2.2      Application for Shares.*

----------
* Filed herewith.